OMB APPROVAL
OMB Number: 3235-0059
Expires: December 31, 1997
Estimated average burden
hours per response .........89

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12


ANICOM, INC.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or
14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


2) Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


4) Proposed maximum aggregate value of transaction:


5) Fee Paid:




[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3)Filing Party:


4) Date Filed:


August 30, 1996

To the Stockholders of
ANICOM, INC.:


You are cordially invited to attend a Special meeting of Stockholders of Anicom, Inc. to be held at the offices of Katten
Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago,
Illinois 60661 on Wednesday, September 25, 1996 at 9:00 a.m., local time.

The attached Notice of Special Meeting and Proxy Statement fully describe the formal business to be transacted at the Special Meeting, which includes the approval of an amendment to the Company's Certificate of Incorporation to increase the Company's total authorized Common Stock, the approval of the Amended and Restated 1995 Directors Stock Option Plan and the approval of the Company's delisting its Common Stock from the Chicago Stock Exchange.

Directors and officers of the Company will be present to help host the Special Meeting and to respond to any questions that our stockholders may have. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please date, sign and mail the enclosed Proxy promptly.

We look forward to seeing you on September 25, 1996.


Sincerely,




- -------------------------
ALAN B. ANIXTER
Chairman of the Board



- -------------------------
SCOTT C. ANIXTER
Chairman and Chief Executive Officer



NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 25, 1996


To the Stockholders of
Anicom, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders (the "Special Meeting") of Anicom, Inc. (the "Company") will be held at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661 on Wednesday, September 25, 1996 at 9:00 a.m., local time. A Proxy and a Proxy Statement for the Special Meeting are enclosed.

The Special Meeting is for the following purposes:

(1) To approve an amendment to the Company's Certificate of Incorporation to increase the Company's total authorized common stock.

(2) To approve the Amended and Restated Anicom, Inc. 1995 Directors Stock Option Plan.

(3) To approve the Company's delisting its Common Stock from the Chicago Stock Exchange.

(4) To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The close of business on August 26, 1996 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting shall be open to the examination of any stockholder during ordinary business hours at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661.

Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

By Order of the Board of Directors,



- ------------------------
David R. Shevitz
Corporate Secretary

Rosemont, Illinois
August 30, 1996

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE
ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Anicom, Inc.
6133 North River Road
Suite 410
Rosemont, Illinois  60018
(847) 518-8700


PROXY STATEMENT



SPECIAL MEETING OF STOCKHOLDERS
September 25, 1996

The accompanying Proxy is solicited by the Board of Directors of Anicom, Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on September 25, 1996, or at any adjournments thereof (the "Special Meeting"). Giving the Proxy will not in any way affect a stockholder's right to attend the Special Meeting and to vote in person. The approximate date on which this Proxy Statement and the accompanying Proxy will be mailed or otherwise delivered to stockholders is August 30, 1996.

A Proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, Proxies will be voted for approval of each of the items on the Proxy. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the Special Meeting. However, if any such matters properly come before the Special Meeting, it is understood that the Proxy holder or holders are fully authorized to vote thereon in accordance with his or their judgment and discretion.

The Proxy may be revoked at any time before it is exercised by providing written notice of such revocation to Anicom, Inc., 6133
North River Road, Suite 410, Rosemont, Illinois 60018, Attn:
Corporate Secretary. The Proxy also may be revoked by the attendance and voting by a stockholder at the Special Meeting or by the execution and delivery to the Company of a Proxy dated subsequent to a prior Proxy.


RECORD DATE AND OUTSTANDING SHARES

The Board of Directors has fixed the close of business on August 26, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of August 1, 1996, there were outstanding 6,281,928 shares of Common Stock. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Special Meeting. Each holder of Common Stock is entitled to one vote for each share held by such person with respect to each matter to be voted on at the Special Meeting.

REQUIRED VOTE

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Company's Certificate of Incorporation. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon that are present in person or by Proxy at the Special Meeting is required (i) to approve the Amended and Restated Anicom, Inc. 1995 Directors Stock Option Plan (the "Amended and Restated Directors Plan") and (ii) to approve the delisting of the Company's Common Stock from the Chicago Stock Exchange.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

The presence at the Special Meeting in person or by Proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the amendment to the Company's Certificate of Incorporation. Abstentions will be considered present and entitled to vote with respect to the proposal to approve the Amended and Restated Directors Plan and the proposal to delist the Company's Common Stock from the Chicago Stock Exchange and will have the same effect as votes against such proposals. Broker non-votes will not be considered present and entitled to vote with respect to such proposals and will have no effect on the voting of such proposals.

PROXIES

Scott C. Anixter and Donald C. Welchko, the persons named as proxies on the Proxy accompanying this Proxy Statement, have been selected by the Board of Directors of the Company to serve in such capacity. Messrs. Anixter and Welchko are both directors of the Company. Each executed and returned Proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such Proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.


AMENDMENT OF COMPANY'S CERTIFICATE OF
INCORPORATION TO INCREASE TOTAL AUTHORIZED COMMON STOCK
(Proposal 1)

In August 1996, the Board of Directors proposed and recommended for adoption by the Company's stockholders an amendment to the Company's Certificate of Incorporation that would increase the total authorized common stock of the Company from 10,000,000 shares to 30,000,000 shares. No change will be made to the number of authorized shares of Preferred Stock. The Company's stockholders are asked to approve this amendment.

The proposed amendment provides that paragraph A of Article Four of the Company's Certificate of Incorporation be amended to read in its entirety as follows:

"A. The Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

                         Number of           Par Value
Class                 Shares Authorized      Per Share
- ----------------      ------------------     ---------

Common Stock              30,000,000           $.001
Preferred Stock            1,000,000           $.01"


Reasons for the Proposal - As of August 1, 1996, there were 6,281,928 shares of Common Stock issued and outstanding, and 1,300,000 shares reserved for issuance under the Company's stock option and stock incentive plans including shares under the Second Amended and Restated Anicom, Inc. 1995 Stock Incentive Plan, the Anicom, Inc. 1996 Stock Incentive Plan and the Amended and Restated Directors Plan, subject to stockholder approval of the Amended and Restated Directors Plan at the Special Meeting. In addition, 138,182 shares were reserved for issuance pursuant to certain warrants. Consequently, 2,279,890 shares of Common Stock were available for future issuance as of August 1, 1996.

Subject to stockholder approval of the increase in authorized stock, the Company intends to declare a 2-for-1 stock split effected in the form of a 100% stock dividend. In addition, the Board of Directors believes that it is desirable for the Company to have available additional authorized but unissued shares of Common Stock to provide the Company with shares of Common Stock to be used for future acquisitions and equity financings. Approval of the proposed amendment now will eliminate the delays and expense which otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock for possible future transactions involving the issuance of additional shares.

Effect of Increase - The additional shares of Common Stock may be issued, subject to certain exceptions, by the Board of Directors at such times, in such amounts and upon such terms as the Board may determine without further approval of the stockholders. The Company's current stockholders could suffer a dilution of voting rights, net income and net tangible book value per share of the Common Stock as the result of any such issuance of Common Stock depending on the number of shares issued and the purpose, terms and conditions of the issuance.

The Board of Directors recommends that stockholders vote FOR the amendment to the Company's Certificate of Incorporation to increase the Company's number of authorized shares of Common Stock.


APPROVAL OF THE AMENDED AND RESTATED
1995 DIRECTORS STOCK OPTION PLAN
(Proposal 2)

Subject to stockholder approval, the Board of Directors adopted the Amended and Restated Directors Plan effective as of May 23, 1996. Stockholder approval of the Amended and Restated Directors Plan is sought (i) to qualify the Amended and Restated Directors Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and thereby render certain transactions under the Amended and Restated Directors Plan exempt from certain provisions of
Section 16 of the Act and (ii) to qualify the Amended and Restated Directors Plan under Section 162(m) of the Internal Revenue Code and thereby allow the Company to deduct for federal income tax purposes all stock options granted under the plan.

The Board of Directors originally adopted the Anicom, Inc. 1995 Directors Stock Option Plan (the "Directors Plan"), effective January 20, 1995, in order to provide for the grant of options to acquire shares of the Company's Common Stock to the non-employee directors of the Company. In adopting the Directors Plan, the Board of Directors noted that many other companies had adopted equity plans to compensate their non-employee directors and that such plans appropriately compensate non-employee directors. The Board continues to believe that equity plans are appropriate to compensate non-employee directors and to align the interests of the non-employee directors with the interests of the Company's stockholders. Furthermore, the Board believes that the Directors Plan, as originally adopted, did not provide option grants of a sufficient size to fully accomplish these objectives. Accordingly, the Board of Directors has approved the Amended and Restated Directors Plan pursuant to which each non-employee director will be granted an option to purchase 5,000 shares of the Company's Common Stock on the date that the Amended and Restated Directors Plan is approved by the Company's stockholders (the "Restatement Effective Date"). The Amended and Restated Directors Plan also increases the number of shares covered by options to be granted to non-employee directors on the date of each subsequent annual meeting from 2,500 shares to 5,000 shares. The maximum total number of shares covered by options which may be granted under the Amended and Restated Directors Plan to each non-employee director is 25,000. The number of shares reserved for issuance under the Amended and Restated Directors Plan has been increased from 50,000 shares to 100,000 shares.

The Amended and Restated Directors Plan is administered by the Option Committee of the Company's Board of Directors. The Option Committee is authorized to construe the provisions of the Amended and Restated Directors Plan and to adopt rules and regulations for administering the Amended and Restated Directors Plan to the extent consistent with Rule 16b-3(c)(2)(ii) under the Act.

The following brief summary of certain features of the Amended and Restated Directors Plan is qualified in its entirety by reference to the full text of such plan as set forth in Appendix A hereto.

Terms of the Amended and Restated Directors Plan

The Amended and Restated Directors Plan provides for the issuance of options to purchase up to 100,000 shares of Common Stock, which shares are reserved and available for purchase upon the exercise of options granted under the Amended and Restated Directors Plan.
Only directors who are not employees or officers of the Company are eligible to participate in the Amended and Restated Directors Plan. There currently are four non-employee directors eligible to participate in the Amended and Restated Directors Plan.

Under the Amended and Restated Directors Plan, each non-employee director who was a director on February 22, 1995 was granted an option to purchase 2,500 shares of Common Stock at a purchase price of $6.00 per share, which was the offering price of the Common Stock in the Company's initial public offering. Each non-employee director who was a director on February 22, 1996 was granted an additional option to purchase 2,500 shares of Common Stock at a purchase price of $11.50, which was the closing price of the Common Stock on such date as quoted on the NASDAQ National Market. Thus, each of the Company's four non-employee directors, William R. Anixter, Lee B. Stern, Ira J. Kaufman and Michael Segal has been granted options to purchase a total of 5,000 shares of Common Stock. The closing price of the Company's Common Stock on August 13, 1996 was $14.25.

Each non-employee director who is a director of the Company on the Restatement Effective Date will receive an option to purchase 5,000 shares of Common Stock. Each non-employee director who becomes a director of the Company after the Restatement Effective Date will be granted an option to purchase 5,000 shares of the Company's Common Stock on the date he or she becomes a director of the Company (the "Initial Grant Date"). On the date of the Company's annual meeting of stockholders in the calendar year after the Restatement Effective Date, or the Initial Grant Date in the case of a new director, and on the date of each annual meeting of stockholders thereafter, each non-employee director who is still a director on such date will be granted an option to purchase 5,000 shares of Common Stock. The total number of shares for which options may be granted to a director under the Amended and Restated Directors Plan shall not exceed 25,000 shares. If there are not sufficient shares remaining and available to all non-employee directors eligible for an automatic grant at the time at which an automatic grant would otherwise be made, then each eligible non-employee director shall receive an option to purchase a pro rata number of shares.

All options granted under the Amended and Restated Directors Plan are immediately exercisable on the date of grant. If any options under the Amended and Restated Directors Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved for grant will revert to the status of available shares. All options expire on the earlier to occur of (a) seven years following the grant date and (b) the termination of the non-employee director's directorship for "Cause" (as defined in the Directors Plan). In the event of a non-employee director's death or "Disability" (as defined in the Directors Plan), any vested, unexpired and unexercised option granted to such non-employee Director shall become immediately exercisable for a period of one
(1) year (or such other period as the Option Committee may specify) or until the expiration of the option period, whichever is shorter.


Except as provided in any option agreement or as determined by the Option Committee, options may only be transferred under the laws of descent and distribution or, if permitted without liability under applicable law, pursuant to a qualified domestic relations order. Otherwise, options shall be exercisable only by the director during such director's lifetime. The option exercise price is payable by the director (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the exercise price, (iii) by delivery of evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, or (vi) by any combination of the foregoing.

In the event of any stock dividends, stock splits, combinations, recapitalizations, reorganizations, liquidations or similar transactions, the Company will appropriately adjust the number of shares available under the Amended and Restated Directors Plan, the number of shares covered by outstanding options and the exercise prices of such outstanding options.

The Board of Directors or the Option Committee may amend the Amended and Restated Directors Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder, nor may an amendment be made in any manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under the Act. In addition, any amendment by the Option Committee is subject to approval by the Board of Directors.

Discussion of Federal Income Tax Consequences

The following summary of tax consequences with respect to options under the Amended and Restated Directors Plan is not comprehensive and is based upon laws and regulations in effect on August 1, 1996. Such laws and regulations are subject to change.

A director granted an option under the Amended and Restated Directors Plan does not recognize taxable income upon grant, and the Company is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of an option, participants generally will be taxed at ordinary income tax rates on the difference between the exercise price of the option and the fair market value of the Common Stock issued thereunder. In determining the amount of the difference, the fair market value will be determined on the date of exercise. The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option. Any gain or loss realized upon the subsequent sale of the Common Stock issued upon exercise of the option (measured by the difference between the fair market value, determined or utilized by the optionee as described above, and the sale price) will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. Such subsequent sale would have no tax consequences for the Company.

The Board of Directors recommends that stockholders vote FOR approval of the Amended and Restated Anicom, Inc. 1995 Directors
Stock Option Plan.

EXECUTIVE COMPENSATION

The following table provides information concerning the annual and other compensation for services in all capacities to the Company for the last three fiscal years of those persons who were at December 31, 1995 (i) the Chief Executive Officer and (ii) the only other highly compensated (combined salary and bonus) executive officers of the Company whose total annual salary and bonus equalled or exceeded $100,000 (collectively, the "Named Officers").


Summary Compensation Table

                                        Annual Compensation
Name and                       --------------------------------
principal                                          Other Annual
position                 Year  Salary($)  Bonus($) Compensation
- --------------           ----  ---------  -------- ------------

Scott C. Anixter
Co-Chairman and
Chief Executive
Officer (1)(2).........  1995  150,000       ---     13,900
                         1994   67,500      12,500   25,123
                         1993   67,500       ---     13,890


Carl E. Putnam
President and
Chief Operating
Officer(1)(3)........... 1995  138,000       ---       ---
                         1994  128,000      19,500     ---
                         1993   90,025       ---       ---

Robert L. Swanson
Senior Executive
Vice President(1)(4).... 1995  106,000       ---       ---
                         1994   96,000       6,000     ---
                         1993   72,000       ---       ---

Donald C. Welchko
 Chief Financial
Officer(5).............. 1995  110,000       ---       ---


                         Long Term
                         Compensation
                         -------------
                         Awards
                         -------------
Name and                 Securities      All Other
principal                Underlying      Compensation
position                 Options(#)      ($)
- --------------           -------------   ---------------

Scott C. Anixter
Co-Chairman and
Chief Executive
Officer (1)(2).........  ---              1,500
                         ---              ---
                         ---              ---


Carl E. Putnam
President and
Chief Operating
Officer(1)(3)........... 30,000            5,266
                         ---               1,701
                         ---                 529

Robert L. Swanson
Senior Executive
Vice President(1)(4).... 20,000            1,060
                         ---               ---
                         ---               ---

Donald C. Welchko
 Chief Financial
Officer(5).............. 12,000            1,100

<F1>
The data for the fiscal year ended December 31, 1993 reflects the compensation paid during the nine months ended December 31, 1993 and includes compensation paid by the Predecessor Corporation during the three months ended June 30, 1993.

<F2>
"Other Annual Compensation" includes $13,900, $15,123 and $13,890 which are attributable to club fees paid by the Company in 1995, 1994 and 1993, respectively. "All Other Compensation" includes $1,500 in Company matching contributions to the Company's 401(k) Plan. The Company and Mr. Anixter have entered into an employment agreement under which Mr. Anixter will receive an annual base salary of $240,000 in 1996. See "Employment Agreements."

<F3>
"All Other Compensation" includes $3,886, $1,701 and $529 for premiums paid by the Company for Mr. Putnam on life and disability insurance policies in 1995, 1994 and 1993, respectively and $1,380 in Company matching contributions to the Company's 401(k) Plan in 1995. The Company and Mr. Putnam have entered into an employment agreement under which Mr. Putnam will receive an annual base salary of $180,000 in 1996. See "Employment Agreements."

<F4>
"All Other Compensation" includes $1,060 in Company matching contributions to the Company's 401(k) Plan in 1995. The Company and Mr. Swanson have entered into an employment agreement under which Mr. Swanson will receive an annual base salary of $124,000 in 1996. See "Employment Agreements."

<F5>
"All Other Compensation" includes $1,100 in Company matching contributions to the Company's 401(k) Plan in 1995.


Option Grants in 1995

The following table provides information on grants of stock options in 1995 to the Named Officers pursuant to the Company's 1995 Stock Incentive Plan. No stock appreciation rights were granted by the Company in 1995.


Option Grants In 1995

                                   Percent of Total
               Number of Shares    Options Granted  Exercise or
               Underlying Options  to Employees In  Base Price
Name           Granted (#)         Fiscal Year      ($/Sh)
- -----------    ------------------  ---------------- ------------

Carl E.
Putnam         20,000(2)           9.7%             $ 6.00
               10,000(3)           4.9                9.00

Robert L.
Swanson        12,000(2)           5.8                6.00
                8,000(3)           3.9                9.00

Donald C.
Welchko         6,000(2)           2.9                6.00
                6,000(3)           2.9                9.00

                                   Potential Realizable Value at
                                   Assumed Annual Rates of
               Expiration          Stock Price Appreciation for
Name           Date                Option Terms (1)
- -----------    ------------------  -----------------------------
                                   5% ($)           10% ($)
                                   --------------   ------------

Carl E.
Putnam         02/22/95             $75,400         $191,200
               11/20/05              56,600          143,400

Robert L.
Swanson        02/22/95              45,240          114,720
               11/20/05              45,280          114,720

Donald C.
Welchko        02/22/05              22,620           57,360
               11/20/05              33,960           86,040


<F1>
Potential realizable value is presented net of the option exercise price but before any Federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercise are dependent on the future performance of the Common Stock, as well as the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not necessarily be achieved.

<F2>
These Options became exercisable in five equal annual increments, beginning on February 22, 1996, the first anniversary of the date of grant.

<F3>
These Options become exercisable in five equal annual increments, beginning on November 20, 1996, the first anniversary of the date of grant.



Year-End 1995 Option Values

The following table provides information on the Named Officers' unexercised options at December 31, 1995. All such options were granted under the Company's 1995 Stock Incentive Plan. None of the Named Officers exercised any options during 1995.


Year-End 1995 Option Value

              Numbers of Shares          Value of Unexercised
              Underlying Unexercised     In-the Money Options
              Options at 12/31/95        at Fiscal Year End (1)
              -------------------------  -------------------------
Name          Exercisable/Unexercisable  Exercisable/Unexercisable
- ------------  -------------------------  -------------------------

Carl E.
Putnam......  --/30,000                  --/$108,750

Robert L.
Swanson.....  --/20,000                  --/68,500

Donald C.
Welchko.....  --/12,000                  --/37,500

<F1>
The value of the "in-the-money" options represents the difference between the exercise price of such options and $10.625, the closing sale price of the Common Stock on December 29, 1995.


Employment Agreements

The Company has entered into employment agreements with each of Scott C. Anixter, Carl E. Putnam, Robert L. Swanson,
Robert Brzustewicz, Sr. and Glen M. Nast. Each of Mr. Anixter's, Mr. Putnam's and Mr. Swanson's employment agreements contains non-competition and non-solicitation provisions commencing on the date of the employment agreement and ending two years after termination of employment (unless such termination occurs following a change in control). In the event of a change in control, the employment agreements provide for severance payments to such employees. A "change in control" of the Company is triggered upon the acquisition by any individual, entity or group of a stated percentage of the then outstanding shares of Common Stock of the Company (30% with respect to Mr. Anixter, 50% with respect to Messrs. Putnam and Swanson), the approval by the stockholders of certain specified types of corporate transactions or business combinations, or the replacement of a majority of the incumbent Board of Directors.

Following a change in control of the Company, if (i) during the next 24 months, Mr. Anixter's employment with the Company is terminated by either Mr. Anixter or the Company for any reason, or (ii) at any time Mr. Anixter's employment with the Company is terminated by him for good reason or by the Company without cause, the Company is obligated to pay Mr. Anixter the greater of (i) $1,000,000 or (ii) three times Mr. Anixter's average annual compensation during each of the five full fiscal years immediately prior to the date of termination of employment. In the event of a change in control, if (i) during the next
24 months, Mr. Anixter's employment with the Company is terminated for any reason or (ii) at any time his employment is terminated by him with good reason or by the Company without cause, Mr. Anixter will have the option of extending the non-competition and non-solicitation provisions for two years following termination for additional consideration in an amount equal to two times his highest annual compensation during any of the five full fiscal years immediately prior to termination of employment.

In the event of a change in control, if either Mr. Putnam's or Mr. Swanson's employment with the Company is terminated by such employee for good reason or by the Company without cause during the next 36 months, the Company is obligated to pay such employee a lump sum cash payment equal to the greater of
(i) $1,000,000 for Mr. Putnam, $500,000 for Mr. Swanson, or (ii) three times such employee's average annual compensation during each of the five full fiscal years immediately prior to the date of termination of employment. In addition, following a change in control, if either Mr. Putnam or Mr. Swanson terminates employment with the Company without good reason during the next 6 months, the Company shall pay to such employee an amount equal to 20% of the amount described in the prior sentence. Following a change in control, if either
Mr. Putnam's or Mr. Swanson's employment with the Company is terminated by such employee for good reason or by the Company without cause during the next 36 months, such employee will have the option of extending the non-competition and non-solicitation provisions for an additional term of two years for additional consideration in an amount equal to two times the highest annual compensation during any of the five full fiscal years immediately prior to termination of employment. Messrs. Anixter, Putnam and Swanson also are entitled to gross-up payments to the extent that the payments described above are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. The aggregate base salary paid to Messrs. Anixter, Putnam and Swanson in 1995 was $394,000 and the aggregate base salary to be paid to them in 1996 is $544,000.

Each of Mr. Brzustewicz's and Mr. Nast's employment agreements provides for an initial term of five years with a base salary of $240,000 per year for Mr. Brzustewicz and $200,000 per year for Mr. Nast. Each of Mr. Brzustewicz's and Mr. Nast's employment agreements also contains non-competition and non-solicitation provisions commencing on the date of the employment agreement and ending two years after termination of such person's employment. However, if the Company fails to offer to renew Mr. Brzustewicz's or Mr. Nast's employment agreement, then such person would no longer be subject to the non-competition or non-solicitation provisions of his employment agreement.

If either Mr. Brzustewicz's or Mr. Nast's employment is terminated by the Company during the initial five year term without Cause (as defined in such agreements), the Company is obligated to continue to pay such person an annual amount equal to the sum of his Base Salary and bonus earned for the year prior to the year in which the employee is terminated, payable in equal monthly installments. If the Company fails to pay such employee a severance payment due him, such employee would be released from the non-competition or non-solicitation provisions of his employment agreement. However, such release would not be the employee's only remedy for such failure and the Company would still be obligated to pay any post-termination benefits due to the employee under his agreement.

In connection with his employment agreement, Mr. Brzustewicz was granted an option to purchase 150,000 shares of the Company's common stock at an exercise price of $12.375 per share, which option vests in three equal annual installments, commencing on March 12, 1997. In addition, Mr. Brzustewicz was elected to the Company's Board of Directors as of the date of his employment agreement for a term expiring in 1998. Furthermore, the Company agreed to use its reasonable efforts to recommend Mr. Brzustewicz for election at the Company's 1998 annual meeting of stockholders.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of August 1, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each Named Officer and (iv) all executive officers and directors as a group.

                         Number of Shares         Percent of
Name and Address(1)      Beneficially Owned (2)   Ownership (6)
- --------------------     ----------------------   --------------

Scott C.
Anixter(2).......        1,044,000                16.6%

Alan B.
Anixter(3).......           55,001                *

Carl E.
Putnam(4)........           61,101                 1.0%

Robert L.
Swanson(5).......           64,901                 1.0%

Donald C.
Welchko(6).......            3,501                *

Robert
Brzustewicz,
Sr...............           85,346                 1.4%

William R.
Anixter(7).......           30,000                *

Ira J.
Kaufman(7)(8)....           29,000                *

Michael Segal(7).           15,000                *

Lee B. Stern(7)..           44,000                *

Directors and
executive officers
as a group
(11 persons).....        1,466,233                23.2%

* less than one percent.
<F1>
The address of each stockholder listed is c/o Anicom, Inc., 6133
North River Road, Suite 410, Rosemont, Illinois  60018.

<F2>
Includes 50,000 shares held by Mr. Anixter's wife, Penny
W. Anixter, 360,000 shares held by trusts for the benefit of Scott
C. Anixter's children of which Penny W. Anixter has sole voting and investment power as investment advisor, and 302,400 shares held in custodial accounts for the benefit of Scott
C. Anixter's children of which Scott C. Anixter has sole voting and investment power as custodian.

<F3>
Includes 25,001 shares held in a trust for the benefit of Mr. Anixter's wife, Gail Anixter, of which Alan B. Anixter has sole voting and investment power as trustee and of which Alan B. Anixter disclaims beneficial ownership. Also includes 5,000 shares issuable on or before September 30, 1996 upon exercise of options granted pursuant to the Second Amended and Restated 1995
Stock Incentive Plan.

<F4>
Includes 1,000 shares issuable on or before September 30, 1996 upon exercise of options granted pursuant to the Second
Amended and Restated 1995 Stock Incentive Plan.

<F5>
Includes 2,400 shares issuable on or before September 30, 1996 upon exercise of options granted pursuant to the Second
Amended and Restated 1995 Stock Incentive Plan. Also includes 1,500 shares held in custodial accounts for the benefit of Mr. Swanson's children and 1,000 shares held in a custodial account for the benefit of Mr. Swanson's spouse, over which Mr.
Swanson's spouse has sole voting and investment power.

<F6>
Includes 300 shares held in custodial accounts for the benefit of Mr. Welchko's children and includes 1,200 shares issuable on or before September 30, 1996 upon exercise of options granted pursuant to the Second Amended and Restated 1995 Stock
Incentive Plan.

<F7>
Includes 5,000 shares issuable upon exercise of options granted pursuant to the Anicom, Inc. 1995 Directors Stock Option
Plan. Excludes 5,000 shares which will become issuable pursuant to options to be granted if the Amended and Restated 1995
Anicom, Inc. Directors Stock Option Plan is approved at the Special
Meeting.

<F8>
Includes 14,000 shares issuable upon exercise of common stock warrants.


APPROVAL OF THE COMPANY'S DELISTING
FROM THE CHICAGO STOCK EXCHANGE
(Proposal 3)

Subject to the vote of the Company's stockholders at the Special Meeting, the Company intends to apply to the Chicago Stock
Exchange and the Securities and Exchange Commission to withdraw the Company's Common Stock from listing on the Chicago
Stock Exchange. The Company's Common Stock is currently listed and traded on both the Chicago Stock Exchange and on the National Association of Securities Dealers Automated Quotation System (Nasdaq) National Market. Under the rules of the
Chicago Stock Exchange, the Exchange may require that a proposed withdrawal from listing be submitted to a vote of the stockholders. Applicable rules of the Securities and Exchange Commission do not directly require a vote of the stockholders, but do require that the Company demonstrate its efforts to comply with the rules of the Chicago Stock Exchange.

The Board of Directors of the Company believes that maintenance of the dual listings on both the Chicago Stock Exchange and the Nasdaq National Market is not in the best interests of the Company's stockholders. Through August 13, 1996, the volume of trading of the Company's Common Stock was 9,882,900 shares. All of this trading activity has taken place on the Nasdaq
National Market. No trading of the Company's Common Stock has taken place on the Chicago Stock Exchange since May 1995. Accordingly, the Board of Directors believes that the costs of maintaining a listing on the Chicago Stock Exchange do not justify the Company's continued listing on such exchange given the lack of trading on the Chicago Stock Exchange.

The Board of Directors recommends that stockholders vote FOR approval of the Company's delisting its Common Stock from the Chicago Stock Exchange.


OTHER MATTERS

Solicitation

The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy material to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. In addition, the Company has engaged MacKenzie Partners, New York, New York to assist in soliciting Proxies for a fee of approximately
$3,000 plus reasonable out of pocket expenses.

Stockholder List

A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least ten days prior to the Special Meeting and continuing through the date of the Special Meeting, at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661.

Incorporation by Reference

No documents are incorporated herein by reference.


Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated.


By Order of the Board of Directors,



- ------------------------
David R. Shevitz, Corporate Secretary

PROXY

ANICOM, INC.
6133 North River Road, Suite 410, Rosemont, Illinois  60018
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held On September 25, 1996

This proxy is solicited on behalf of the Board of Directors

TO VOTE AT THE SPECIAL MEETING IN ACCORDANCE WITH THE
RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF ANICOM, INC., SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

The undersigned holder of Common Stock, par value $.001 per share, of Anicom, Inc. (the "Company") hereby appoints Scott
C. Anixter and Donald C. Welchko, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, September 25, 1996 at 9:00 a.m. local time, at the offices of Katten Muchin & Zavis, 525 West Monroe Street,
Suite 1600, Chicago, Illinois 60661, and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.


1. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

[  ] FOR       [  ]  AGAINST   [  ] ABSTAIN

2. PROPOSAL TO APPROVE THE AMENDED AND RESTATED ANICOM, INC. 1995
DIRECTORS STOCK OPTION PLAN

[  ] FOR        [  ] AGAINST   [  ] ABSTAIN

3. PROPOSAL TO APPROVE THE COMPANY'S DELISTING ITS COMMON STOCK
FROM THE CHICAGO STOCK EXCHANGE

[   ]  FOR   [  ]  AGAINST      [  ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special
Meeting, or any adjournments thereof.

(continued, and to be signed, on reverse side)

- ------------------------------------------------------------
(continued from other side)

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement.
PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

DATED:   _______________________



Signature

______________________________________
Signature (if held jointly)

Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.



APPENDIX A


AMENDED AND RESTATED

ANICOM, INC.

1995 DIRECTORS STOCK OPTION PLAN


AMENDED AND RESTATED
ANICOM, INC.
1995 DIRECTORS STOCK OPTION PLAN

TABLE OF CONTENTS

                                                     Page

ARTICLE I
Establishment.......................................  1
1.1 Purpose.........................................  1

ARTICLE II
Definitions.........................................  1
2.1 "Affiliate".....................................  1
2.2 "Agreement" or "Award Agreement"................  1
2.3 "Anixter Family"................................  2
2.4 "Board of Directors" or "Board".................  2
2.5 "Cause".........................................  2
2.6 "Change in Control" ............................  2
2.7 "Code" or "Internal Revenue Code"...............  2
2.8 "Commission"....................................  2
2.9 "Committee".....................................  2
2.10 "Common Stock".................................  2
2.11 "Company"......................................  2
2.12 "Director".....................................  3
2.13 "Disability"...................................  3
2.14 "Disinterested Person".........................  3
2.15 "Effective Date"...............................  3
2.16 "Exchange Act".................................  3
2.17 "Fair Market Value"............................  3
2.18 "Grant Date"...................................  4
2.19 "Initial Grant Date"...........................  4
2.20 "Nonqualified Option"..........................  4
2.21 "Option".......................................  4
2.22 "Option Period"................................  4
2.23 "Option Price".................................  4
2.24 "Participant"..................................  4
2.25 "Plan".........................................  4
2.26 "Public Offering"..............................  4
2.27 "Representative"...............................  4
2.28 "Rule 16b-3"...................................  4
2.29 "Securities Act"...............................  5
2.30 "Termination of Directorship"..................  5

ARTICLE III
Administration......................................  5
3.1 Committee Structure and Authority...............  5

ARTICLE IV
Stock Subject to Plan...............................  7
4.1 Number of Shares................................  7
4.2 Release of Shares...............................  7
4.3 Restrictions on Shares..........................  7
4.4 Shareholder Rights..............................  8
4.5 Reasonable Efforts To Register..................  8
4.6 Anti-Dilution...................................  8

ARTICLE V
Option Grants.......................................  9
5.1 Eligibility.....................................  9
5.2 Grant and Exercise..............................  9
5.3 Terms and Conditions............................  9
5.4 Termination by Reason of Death.................. 10
5.5 Termination by Reason of Disability............. 10
5.6 Other Termination............................... 11
5.7 Cashing Out of Option........................... 11

ARTICLE VI
Provisions Applicable to Stock Acquired
Under the Plan...................................... 11
6.1 Transfer of Shares.............................. 11
6.2 Limited Transfer During Offering................ 11
6.3 Committee Discretion............................ 11
6.4 No Company Obligation........................... 12

ARTICLE VII
Change in Control Provisions........................ 12
7.1 Impact of Event................................. 12
7.2 Definition of Change in Control................. 12

ARTICLE VIII
Miscellaneous....................................... 13
8.1 Amendments and Termination...................... 13
8.2 Unfunded Status of Plan......................... 13
8.3 General Provisions.............................. 14
8.4 Mitigation of Excise Tax........................ 15
8.5 Options in Substitution for Options Granted by
Other Corporations.................................. 15
8.6 Procedure for Adoption.......................... 15
8.7 Procedure for Withdrawal........................ 15
8.8 Delay........................................... 15
8.9 Headings........................................ 16
8.10 Severability................................... 16
8.11 Successors and Assigns......................... 16
8.12 No Obligation to Give Notice................... 16
8.13 No Third Party Beneficiaries................... 16
8.14 Entire Agreement............................... 17


AMENDED AND RESTATED

ANICOM, INC.

1995 DIRECTORS STOCK OPTION PLAN


ARTICLE I
Establishment

1.1 Purpose.

The Anicom, Inc. 1995 Directors Stock Option Plan (the "Plan") was previously established by Anicom, Inc. (the "Company") effective as of January 20, 1995. The Plan is hereby amended and restated in its entirety effective as of May 23, 1996. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees to achieve long-term growth in shareholder equity in the Company and to retain the association of those individuals. The Plan's amendment and restatement and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the Company's stockholders to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended. If such approval is not obtained on or before July 31, 1997, then the Plan, as amended and restated, and all Awards thereunder to the extent affected by the amendment and restatement shall be null and void ab initio, in which case, the Plan shall continue in full force and effect as originally approved by the stockholders of the Company.

ARTICLE II.
Definitions

For purposes of the Plan, the following terms are defined as set forth below:

2.1 "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in
Section 1504 of the Code.

2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Option is granted to a Participant.

2.3 "Anixter Family" means Alan B. Anixter, William R. Anixter, Scott C. Anixter, their spouses, heirs and any group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of which any of the foregoing persons is a member for purposes of acquiring, holding or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing and any other entity controlled by or for the benefit of any of the foregoing.

2.4 "Board of Directors" or "Board" means the Board of Directors of the Company.

2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) an act of fraud or dishonesty by Participant that results in gain or personal enrichment of Participant at the Company's expense, (b) Participant's conviction of a felony-class crime or any act involving moral turpitude, (c) any material breach by Participant of any provision of this Agreement that has not been cured by Participant within thirty days of written notice of such breach from the Company, (d) the Participant's willful engaging in gross misconduct materially injurious to the Company that has not been cured by Participant within thirty days of written notice specifying the alleged willful gross misconduct and material injury, or (e) any intentional act or gross negligence by Participant that has a material, detrimental effect on the reputation or business of the Company.

2.6 "Change in Control" has the meaning set forth in Section 7.2.

2.7 "Code" or "Internal Revenue Code" means the Internal Revenue
Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

2.9 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan. Initially, the Committee shall consist of Scott C. Anixter and Alan B. Anixter.

2.10 "Common Stock" means the shares of Common Stock, $.001 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

2.11 "Company" means Anicom, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

2.12 "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

2.13 "Disability" means a mental or physical illness, injury, or infirmity that prevents Participant from fulfilling his or her duties for the Company or an Affiliate for a period of sixty (60) consecutive days in the manner ordinarily required of him or her. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

2.14 "Disinterested Person" shall have the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission and shall mean a person is also an "outside director" under Section 162(m) of the Code.

2.15 "Effective Date" means the date on which the Plan is approved by the Company's stockholders to the extent required by Rule 16b-3.

2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.17 "Fair Market Value" means the value of the Common Stock determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

(a) if the Common Stock is listed on a national securities exchange or quoted on The Nasdaq Stock Market (either the Nasdaq Stock Market or the Nasdaq Small Cap Market (in either case, ("NASDAQ")), the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

(b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

2.18 "Grant Date" means the date that as of which an Option is granted pursuant to the Plan.

2.19 "Initial Grant Date" means the date that as of which an Option is initially granted pursuant to the Plan. Unless otherwise designated, the Initial Grant Date is the date on which a director takes office.

2.20 "Nonqualified Option" means an Option granted under the Plan other than an incentive stock option within the meaning of Section 422 of the Code.

2.21 "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

2.22 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and the Plan.

2.23 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 5.3.

2.24 "Participant" means a Director to whom an Option has been granted, under the Plan, and in the event a person becomes a Representative, then the term "Participant" shall mean such Representative. For purposes of this Agreement, the term "Termination of Directorship" shall be deemed to be binding on a Representative of the Director.

2.25 "Plan" means the Anicom, Inc. 1995 Directors Stock Option
Plan, as herein set forth and as may be amended from time to time.

2.26 "Public Offering" means an initial public offering of shares of Common Stock under the Securities Act.

2.27 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred including, without limitation, a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.28 "Rule 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

2.29 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.30 "Termination of Directorship" means the occurrence of any act or event that results in the person's ceasing, for whatever reason, to be a Director of the Company or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III.
Administration

3.1 Committee Structure and Authority. The Plan shall be administered by the Committee which, except as provided herein, may be comprised of one or more persons. The Committee shall be a committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of the Plan; provided that only those members of the Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that are Disinterested Persons shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. The Committee shall include no less than the number of Disinterested Persons required for application of Rule 16b-3. No member of the Committee shall exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Among other things, the Committee shall have the authority, subject to the terms of the Plan and the limitation of section (c)(2)(ii) of Rule 16b-3 so that the Plan is described in that section:

(a) to determine the terms and conditions of any Option hereunder
(including, but not limited to, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Option and the shares of Common
Stock relating thereto);

(b) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 8.1;

(c) to provide for the forms of Agreement to be utilized in connection with the Plan;

(d) to determine whether a Participant has a Disability or is in retirement;

(e) to determine what securities law requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

(f) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

(g) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

(h) to determine whether and with what effect an individual has incurred a Termination of Directorship;

(i) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(j) to determine the restrictions or limitations on the transfer of Common Stock;

(k) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

(l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under the Plan;

(m) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

(n) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan;
and

(o) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

ARTICLE IV.
Stock Subject to Plan

4.1 Number of Shares. Subject to adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 100,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2 Release of Shares.   If any shares of Common Stock that have
been optioned cease to be subject to an Option, if any shares of Common Stock that are subject to any Option are forfeited, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, or if any shares (whether or not restricted) of Common Stock that were previously issued under the Plan are received by the Company in connection with the exercise of an Award, such shares, in the discretion of the Committee, may again be available for distribution in connection with Options under the Plan.

4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4 Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

4.5 Reasonable Efforts To Register. If there has been a Public Offering, the Company intends to register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms. If the Committee deems registration to be in the Company's best interests, the Company will use efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration is not in the Company's best interests or if there is no material benefit to Participants in the Plan.

4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

ARTICLE V.
Option Grants

5.1 Eligibility. Each Director shall be granted Options to purchase shares of Common Stock as provided herein.

5.2 Grant and Exercise. Each Director who is a Director on the Effective Date shall be granted an Option on such date to purchase 5,000 shares of Common Stock without further action by the Board or the Committee. Each Director who joins the Board after the Effective Date shall be granted an Option on the Initial Grant Date to purchase 5,000 shares of Common Stock without further action by the Board or the Committee. On the date of the Company's annual meeting of stockholders in the calendar year following the Effective Date and on the date of each annual meeting of stockholders thereafter, each such Director who is still a Director on such anniversary date shall be granted an additional Option to purchase 5,000 shares of Common Stock without further action by the Board or the Committee; provided that the total number of shares for which Options have been granted to a Director under this Plan shall not exceed 25,000 shares.

If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. In all events, the Option Price shall be the Fair Market Value per share on the date the Option is granted. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

5.3 Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a) Option Period.  The Option Period of each Option shall be seven
(7) years.

(b) Exercisability. Subject to Section 7.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option.

(c) Method of Exercise. Subject to the provisions of this Article V and an Agreement, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called "cashless" exercise); or (v) by any combination of the foregoing. No shares of Common Stock shall be issued until full payment therefor has been made.

(d) Non-transferability of Options. Except as provided herein or in an Agreement, no Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer is exempt under Rule 16b-3 or is the Committee adopts Securities Exchange Act Release 34-28869 of the Securities Exchange Commission the Committee may permit an Option to be transferred pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in
Section 414 of the Code if such section applied to the Option.

5.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Directorship due to death, any vested, unexpired and unexercised Options held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

5.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Board, if a Participant incurs a Termination of Directorship due to a Disability, any vested, unexpired and unexercised Options held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Directorship or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Directorship due to Disability shall not affect the foregoing.

5.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Directorship by the Company for Cause, any vested, unexpired and unexercised Stock Option held by such Participant shall terminate immediately upon notice of termination by the Company. The death or Disability of a Participant after a Termination of Directorship otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

5.7 Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Option for which at least six months has elapsed since the Grant Date (provided that such limitation shall not apply to an Option granted to a Participant who has subsequently died) to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out. Cash outs relating to Options held by Participants who are actually or potentially subject to
Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, Fair Market Value shall be determined in accordance with the definition set forth in Section 2.16.

ARTICLE VI.
Provisions Applicable to Stock Acquired Under the Plan

6.1 Transfer of Shares. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants or to any trust for the benefit of the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Option shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Agreement, provided that "Termination of Directorship" shall continue to refer to the Termination of the Directorship of the Participant.

6.2 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

6.3 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the purchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.

6.4 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose material information regarding the Company to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock in accordance with the terms hereof.

ARTICLE VII.
Change in Control Provisions

7.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 7.2), any Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

7.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

(a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 7.2(a) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly) provided such acquisition or beneficial ownership would result in any other Person's beneficially owning fifty percent (50%) or more of the Outstanding Company Common Stock; excluding, however, the following: (A) any acquisition by the Company or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (B) any acquisition by a member of the Anixter Family, or (C) any acquisition by or consummation of a Corporate Transaction with an Affiliate.

(b) A change in the composition of the Board such that the individuals who, as of the date of the Initial Public Offering (the "Public Offering"), constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7.2(b), that any individual who becomes a member of the Board subsequent to the date of the Company's Public Offering whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

ARTICLE VIII.
Miscellaneous

8.1 Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without shareholder approval.

8.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

8.3 General Provisions.

(a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(d) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

(e) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

(f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

8.4 Mitigation of Excise Tax. If any payment or right accruing to a Participant under the Plan (without the application of this Section 8.4), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder) that is subject to the excise tax imposed by Section 4999 of the Code (or similar tax and/or assessment), the Company (or its successor or assigns) shall increase the amounts payable hereunder to the extent necessary to place Participant in the same after-tax position as he or she would have been in had no such excise tax been imposed on the payments hereunder. The determination of the amount of any such excise taxes shall initially be made by an independent accounting firm employed by the Company. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. If, at a later date, it is determined that the amount of excise taxes payable by Participant is greater than the amount initially so determined, then the Company (or its successor or assigns) shall pay Participant an amount equal to the sum of (i) such additional excise taxes, (ii) any interest, fines and penalties resulting from such underpayment, plus (iii) an amount necessary to reimburse Participant for any income, excise or other taxes payable by Participant with respect to the amount specified in (i) and (ii) above, and the reimbursement provided by this
(iii).

8.5 Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become Directors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in the Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

8.6 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

8.7 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

8.8 Delay. If at the time a Participant incurs a Termination of Directorship (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

8.9 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

8.10 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

8.11 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

8.12 No Obligation to Give Notice. No provision of the Plan shall be deemed to create an obligation on the Company to give notice to any person or entity of any event, except as expressly set forth in this Agreement.

8.13 No Third Party Beneficiaries. Nothing in this Agreement expressed or implied is intended to confer any right or remedy under or by reason of this Agreement on any person other than the parties hereto and their respective heirs, representatives, successors and assigns, nor is anything set forth herein intended to affect or discharge the obligation or liability of any third persons to any party to this Agreement nor shall any provision give any third party any right of subrogation or action over against any part to this Agreement.

8.14 Entire Agreement. The Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

EXECUTED on this 23rd day of May, 1996.


ANICOM, INC.



By: /s/ SCOTT C. ANIXTER
___________________________
Its: Chairman and Chief Executive Officer

